EXHIBIT 32.2
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jupitermedia Corporation (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher J. Baudouin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Christopher J. Baudouin
---------------------------------
Christopher J. Baudouin
Senior Vice President and Chief Financial Officer
August 13, 2004


THIS CERTIFICATION IS MADE SOLELY FOR THE PURPOSE OF 18 U.S.C. SS. 1350, SUBJECT TO THE KNOWLEDGE STANDARD THEREIN, AND NOT FOR ANY OTHER PURPOSE.